Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q25

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Total revenues, net of interest expense(1)	$20,032	$20,209	$19,465	$21,596	$21,668	-	8%	$41,048	$43,264	5%
Total operating expenses	13,246	13,144	13,070	13,425	13,577	1%	2%	27,353	27,002	(1%)
Net credit losses (NCLs)	2,283	2,172	2,242	2,459	2,234	(9%)	(2%)	4,586	4,693	2%
Credit reserve build (release) for loans	76	210	321	102	243	138%	220%	195	345	77%
Provision / (release) for unfunded lending commitments	(8)	105	(118)	108	(19)	NM	(138%)	(106)	89	NM
Provisions for benefits and claims, other assets and HTM debt securities	125	188	148	54	414	NM	231%	166	468	182%
Provisions for credit losses and for benefits and claims	2,476	2,675	2,593	2,723	2,872	5%	16%	4,841	5,595	16%
Income (loss) from continuing operations before income taxes	4,310	4,390	3,802	5,448	5,219	(4%)	21%	8,854	10,667	20%
Income taxes (benefits)	1,047	1,116	912	1,340	1,186	(11%)	13%	2,183	2,526	16%
Income (loss) from continuing operations	3,263	3,274	2,890	4,108	4,033	(2%)	24%	6,671	8,141	22%
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	-	100%	-	(1)	(1)	-
Net income (loss) before noncontrolling interests	3,263	3,273	2,890	4,107	4,033	(2%)	24%	6,670	8,140	22%
Net income (loss) attributable to noncontrolling interests	46	35	34	43	14	(67%)	(70%)	82	57	(30%)
Citigroup's net income (loss)	$3,217	$3,238	$2,856	$4,064	$4,019	(1%)	25%	$6,588	$8,083	23%

Diluted earnings per share:
Income (loss) from continuing operations	$1.52	$1.51	$1.34	$1.96	$1.96	-	29%	$3.10	$3.92	26%
Citigroup's net income (loss)	$1.52	$1.51	$1.34	$1.96	$1.96	-	29%	$3.10	$3.92	26%

Preferred dividends	$242	$277	$256	$269	$287	7%	19%	$521	$556	7%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	$2,943	$2,906	$2,563	$3,752	$3,683	(2%)	25%	$5,991	$7,435	24%
Citigroup's net income (loss) (for EPS purposes)	2,943	2,905	2,563	3,751	3,683	(2%)	25%	5,990	7,434	24%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	$2,962	$2,926	$2,583	$3,769	$3,702	(2%)	25%	$6,025	$7,471	24%
Citigroup's net income (loss) (for EPS purposes)	2,962	2,925	2,583	3,768	3,702	(2%)	25%	6,024	7,470	24%

Shares (in millions):
Average basic	1,907.7	1,899.9	1,887.6	1,879.0	1,855.9	(1%)	(3%)	1,909.1	1,867.5	(2%)
Average diluted	1,945.7	1,940.3	1,931.0	1,919.6	1,893.1	(1%)	(3%)	1,944.4	1,906.4	(2%)
Common shares outstanding, at period end	1,907.8	1,891.3	1,877.1	1,867.7	1,840.9	(1%)	(4%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)(4)	13.59%	13.71%	13.63%	13.41%	13.5%
Tier 1 Capital ratio(2)(3)(4)	15.30%	15.24%	15.31%	15.10%	15.0%
Total Capital ratio(2)(3)(4)	15.41%	15.21%	15.42%	15.41%	15.3%
Supplementary Leverage ratio (SLR)(2)(4)(5)	5.89%	5.85%	5.85%	5.79%	5.5%
Return on average assets	0.53%	0.52%	0.46%	0.65%	0.61%	(4) bps	8 bps	0.54%	0.63%	9 bps
Return on average common equity	6.3%	6.2%	5.4%	8.0%	7.7%	(30) bps	140 bps	6.5%	7.8%	130 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$166.1	$168.3	$168.6	$169.3	$172.1	2%	4%	$165.4	$170.7	3%
Return on average tangible common equity (RoTCE)(6)	7.2%	7.0%	6.1%	9.1%	8.7%	(40) bps	150 bps	7.4%	8.9%	150 bps
Operating leverage(7)	524 bps	281 bps	3,002 bps	759 bps	567 bps	(192) bps	43 bps	(170) bps	668 bps	838 bps
Efficiency ratio (total operating expenses/total revenues, net)	66.1%	65.0%	67.1%	62.2%	62.7%	50 bps	(340) bps	66.6%	62.4%	(420) bps

Balance sheet data (in billions of dollars, except per share amounts)(2):
Total assets	$2,405.7	$2,430.7	$2,352.9	$2,571.5	$2,622.8	2%	9%
Total average assets	2,456.5	2,492.1	2,474.8	2,517.1	2,647.8	5%	8%	2,453.4	2,582.5	5%
Total loans	687.7	688.9	694.5	702.1	725.3	3%	5%
Total deposits	1,278.1	1,310.0	1,284.5	1,316.4	1,357.7	3%	6%
Citigroup's stockholders' equity	208.3	209.1	208.6	212.4	213.2	-	2%
Book value per share	99.70	101.91	101.62	103.90	106.94	3%	7%
Tangible book value per share(6)	87.53	89.67	89.34	91.52	94.16	3%	8%

Direct staff (in thousands)	229	229	229	229	230	-	-

(1)

Effective January 1, 2025, certain transaction processing fees paid by Citi, primarily to credit card networks, reported within USPB, Services, Wealth, and All Other—Legacy Franchises (Banamex and Asia Consumer), which were previously presented within Other operating expenses, are presented as contra-revenue within Commissions and fees reported in Non-interest revenue. Prior periods were conformed to reflect this change in presentation.

(2)	2Q25 is preliminary.
(3)

Citi’s binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(4)

Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi's regulatory capital. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2024 Annual Report on Form 10-K.

(5)	For the composition of Citi's SLR, see page 22.
(6)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

(7)

Represents the year-over-year growth rate in basis points (bps) of Total revenues, net of interest expense less the year-over-year growth rate of Total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)
Revenues
Interest income (including dividends)	$35,987	$36,456	$35,047	$33,666	$35,859	7%	-	$72,210	$69,525	(4%)
Interest expense	22,494	23,094	21,314	19,654	20,684	5%	(8%)	45,210	40,338	(11%)
Net interest income (NII)	13,493	13,362	13,733	14,012	15,175	8%	12%	27,000	29,187	8%

Commissions and fees	2,555	2,589	2,456	2,707	2,745	1%	7%	5,191	5,452	5%
Principal transactions	2,874	3,219	2,286	3,921	3,406	(13%)	19%	6,148	7,327	19%
Administrative and other fiduciary fees	1,046	1,059	992	1,045	1,123	7%	7%	2,083	2,168	4%
Realized gains (losses) on sales of investments, net	23	72	118	121	138	14%	500%	138	259	88%
Impairment losses on investments	(17)	(45)	(339)	(58)	(39)	33%	(129%)	(47)	(97)	(106%)
Provision for credit losses on available-for-sale (AFS) debt securities(1)	(4)	4	1	-	4	NM	NM	(4)	4	NM
Other revenue (loss)	62	(51)	218	(152)	(884)	(482%)	NM	539	(1,036)	NM
Total non-interest revenues (NIR)	6,539	6,847	5,732	7,584	6,493	(14%)	(1%)	14,048	14,077	-
Total revenues, net of interest expense	20,032	20,209	19,465	21,596	21,668	-	8%	41,048	43,264	5%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,283	2,172	2,242	2,459	2,234	(9%)	(2%)	4,586	4,693	2%
Credit reserve build / (release) for loans	76	210	321	102	243	138%	220%	195	345	77%
Provision for credit losses on loans	2,359	2,382	2,563	2,561	2,477	(3%)	5%	4,781	5,038	5%
Provision for credit losses on held-to-maturity (HTM) debt securities	(5)	50	(5)	(5)	7	NM	NM	5	2	(60%)
Provision for credit losses on other assets	112	110	136	39	381	NM	240%	116	420	262%
Policyholder benefits and claims	18	28	17	20	26	30%	44%	45	46	2%
Provision for credit losses on unfunded lending commitments	(8)	105	(118)	108	(19)	NM	(138%)	(106)	89	NM
Total provisions for credit losses and for benefits and claims(2)	2,476	2,675	2,593	2,723	2,872	5%	16%	4,841	5,595	16%

Operating expenses
Compensation and benefits	6,888	7,058	6,923	7,464	7,633	2%	11%	14,561	15,097	4%
Technology / communication	2,238	2,273	2,278	2,379	2,290	(4%)	2%	4,484	4,669	4%
Premises and equipment	597	606	650	574	615	7%	3%	1,182	1,189	1%
Advertising and marketing	280	282	323	250	269	8%	(4%)	508	519	2%
Restructuring	36	9	(11)	(3)	(2)	33%	NM	261	(5)	NM
Other operating	3,207	2,916	2,907	2,761	2,772	-	(14%)	6,357	5,533	(13%)
Total operating expenses	13,246	13,144	13,070	13,425	13,577	1%	2%	27,353	27,002	(1%)

Income (loss) from continuing operations before income taxes	4,310	4,390	3,802	5,448	5,219	(4%)	21%	8,854	10,667	20%
Provision (benefit) for income taxes	1,047	1,116	912	1,340	1,186	(11%)	13%	2,183	2,526	16%

Income (loss) from continuing operations	3,263	3,274	2,890	4,108	4,033	(2%)	24%	6,671	8,141	22%
Discontinued operations
Income (loss) from discontinued operations	-	(1)	-	(1)	-	100%	-	(1)	(1)	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	-	100%	-	(1)	(1)	-

Net income (loss) before attribution to noncontrolling interests	3,263	3,273	2,890	4,107	4,033	(2%)	24%	6,670	8,140	22%
Noncontrolling interests	46	35	34	43	14	(67%)	(70%)	82	57	(30%)
Citigroup's net income (loss)	$3,217	$3,238	$2,856	$4,064	$4,019	(1%)	25%	$6,588	$8,083	23%

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q25 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2024	2024	2024	2025	2025(1)	1Q25	2Q24
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,917	$25,266	$22,782	$24,463	$24,991	2%	(7%)
Deposits with banks, net of allowance	219,217	277,828	253,750	283,868	312,482	10%	43%
Securities borrowed and purchased under resale agreements, net of allowance	317,970	285,928	274,062	390,215	323,892	(17%)	2%
Brokerage receivables, net of allowance	64,563	63,653	50,841	57,440	64,029	11%	(1%)
Trading account assets	446,339	458,072	442,747	518,577	568,558	10%	27%
Investments
Available-for-sale debt securities	249,362	234,444	226,876	225,180	235,802	5%	(5%)
Held-to-maturity debt securities, net of allowance	251,125	248,274	242,382	220,385	206,094	(6%)	(18%)
Equity securities	7,789	7,953	7,399	7,323	7,504	2%	(4%)
Total investments	508,276	490,671	476,657	452,888	449,400	(1%)	(12%)
Loans
Consumer(2)	386,117	389,151	393,102	386,312	395,759	2%	2%
Corporate(3)	301,605	299,771	301,386	315,744	329,586	4%	9%
Loans, net of unearned income	687,722	688,922	694,488	702,056	725,345	3%	5%
Allowance for credit losses on loans (ACLL)	(18,216)	(18,356)	(18,574)	(18,726)	(19,123)	(2%)	(5%)
Total loans, net	669,506	670,566	675,914	683,330	706,222	3%	5%
Goodwill	19,704	19,691	19,300	19,422	19,878	2%	1%
Intangible assets (including MSRs)	4,226	4,121	4,494	4,430	4,409	-	4%
Premises and equipment, net of depreciation and amortization	29,399	30,096	30,192	30,814	32,312	5%	10%
Other assets, net of allowance	99,569	104,771	102,206	106,067	116,599	10%	17%
Total assets	$2,405,686	$2,430,663	$2,352,945	$2,571,514	$2,622,772	2%	9%

Liabilities
Non-interest-bearing deposits in U.S. offices	$117,607	$118,034	$123,338	$122,472	$119,898	(2%)	2%
Interest-bearing deposits in U.S. offices	546,772	558,461	551,547	562,628	575,709	2%	5%
Total U.S. deposits	664,379	676,495	674,885	685,100	695,607	2%	5%
Non-interest-bearing deposits in offices outside the U.S.	83,150	84,913	84,349	82,215	86,458	5%	4%
Interest-bearing deposits in offices outside the U.S.	530,608	548,591	525,224	549,095	575,668	5%	8%
Total international deposits	613,758	633,504	609,573	631,310	662,126	5%	8%

Total deposits	1,278,137	1,309,999	1,284,458	1,316,410	1,357,733	3%	6%
Securities loaned and sold under repurchase agreements	305,206	278,377	254,755	403,959	347,913	(14%)	14%
Brokerage payables	73,621	81,186	66,601	78,302	90,949	16%	24%
Trading account liabilities	151,259	142,534	133,846	148,688	163,952	10%	8%
Short-term borrowings	38,694	41,340	48,505	49,139	55,560	13%	44%
Long-term debt	280,321	299,081	287,300	295,684	317,761	7%	13%
Other liabilities, plus allowances(4)	69,304	68,244	68,114	66,074	74,774	13%	8%
Total liabilities	$2,196,542	$2,220,761	$2,143,579	$2,358,256	$2,408,642	2%	10%

Stockholders' equity
Preferred stock	$18,100	$16,350	$17,850	$18,350	$16,350	(11%)	(10%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,785	108,969	109,117	108,616	108,839	-	-
Retained earnings	202,913	204,770	206,294	209,013	211,674	1%	4%
Treasury stock, at cost	(74,842)	(75,840)	(76,842)	(77,880)	(79,886)	(3%)	(7%)
Accumulated other comprehensive income (loss) (AOCI)	(46,677)	(45,197)	(47,852)	(45,722)	(43,786)	4%	6%
Total common equity	$190,210	$192,733	$190,748	$194,058	$196,872	1%	4%

Total Citigroup stockholders' equity	$208,310	$209,083	$208,598	$212,408	$213,222	-	2%
Noncontrolling interests	834	819	768	850	908	7%	9%
Total equity	209,144	209,902	209,366	213,258	214,130	-	2%
Total liabilities and equity	$2,405,686	$2,430,663	$2,352,945	$2,571,514	$2,622,772	2%	9%

(1)	June 30, 2025 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Banamex small business and middle-market banking (Banamex SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Banamex SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)
Revenues, net of interest expense(1)
Services	$4,675	$5,015	$5,165	$4,889	$5,062	4%	8%	$9,438	$9,951	5%
Markets	5,086	4,817	4,576	5,986	5,879	(2%)	16%	10,443	11,865	14%
Banking	1,627	1,597	1,241	1,952	1,921	(2%)	18%	3,363	3,873	15%
Wealth	1,807	1,995	1,994	2,096	2,166	3%	20%	3,494	4,262	22%
U.S. Personal Banking (USPB)	4,832	4,964	5,150	5,228	5,119	(2%)	6%	9,941	10,347	4%
All Other—managed basis(2)(3)	1,972	1,820	1,335	1,445	1,698	18%	(14%)	4,348	3,143	(28%)
Reconciling Items—divestiture-related impacts(4)	33	1	4	-	(177)	NM	NM	21	(177)	NM
Total net revenues—reported	$20,032	$20,209	$19,465	$21,596	$21,668	-	8%	$41,048	$43,264	5%

Income (loss) from continuing operations
Services	$1,498	$1,683	$1,888	$1,610	$1,448	(10%)	(3%)	$3,013	$3,058	1%
Markets	1,469	1,089	1,026	1,795	1,749	(3%)	19%	2,890	3,544	23%
Banking	409	236	357	542	461	(15%)	13%	936	1,003	7%
Wealth	210	283	334	284	494	74%	135%	385	778	102%
USPB	121	522	392	745	649	(13%)	436%	468	1,394	198%
All Other—managed basis(2)(3)	(412)	(494)	(1,071)	(853)	(588)	31%	(43%)	(895)	(1,441)	(61%)
Reconciling Items—divestiture-related impacts(4)	(32)	(45)	(36)	(15)	(180)	NM	(463%)	(126)	(195)	(55%)

Income (loss) from continuing operations—reported	3,263	3,274	2,890	4,108	4,033	(2%)	24%	6,671	8,141	22%

Discontinued operations	-	(1)	-	(1)	-	100%	-	(1)	(1)	-

Net income (loss) attributable to noncontrolling interests	46	35	34	43	14	(67%)	(70%)	82	57	(30%)

Net income (loss)	$3,217	$3,238	$2,856	$4,064	$4,019	(1%)	25%	$6,588	$8,083	23%

(1)	See footnote 1 on page 1.
(2)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(3)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Banamex (consists of Mexico consumer banking (Banamex Consumer) and Small Business and Middle-Market Banking (Banamex SBMM), collectively (Banamex)) within Legacy Franchises. See pages 12 and 14 for additional information.

(4)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$3,225	$3,435	$3,446	$3,498	$3,630	4%	13%	$6,542	$7,128	9%
Fee revenue
Commissions and fees(1)	862	834	806	815	904	11%	5%	1,656	1,719	4%
Fiduciary and administrative, and other	695	701	635	658	752	14%	8%	1,380	1,410	2%
Total fee revenue	1,557	1,535	1,441	1,473	1,656	12%	6%	3,036	3,129	3%
Principal transactions	182	266	263	250	210	(16%)	15%	430	460	7%
All other(2)	(289)	(221)	15	(332)	(434)	(31%)	(50%)	(570)	(766)	(34%)
Total non-interest revenue	1,450	1,580	1,719	1,391	1,432	3%	(1%)	2,896	2,823	(3%)

Total revenues, net of interest expense(1)	4,675	5,015	5,165	4,889	5,062	4%	8%	9,438	9,951	5%
Total operating expenses(1)	2,729	2,575	2,601	2,584	2,679	4%	(2%)	5,392	5,263	(2%)
Net credit losses (recoveries) on loans	-	14	28	6	20	233%	NM	6	26	333%
Credit reserve build (release) for loans	(100)	7	(71)	24	53	121%	NM	(66)	77	NM
Provision (release) for credit losses on unfunded lending commitments	2	7	(4)	(6)	(6)	-	NM	14	(12)	NM
Provisions for credit losses for other assets and HTM debt securities	71	99	159	27	286	NM	303%	83	313	277%
Provision for credit losses	(27)	127	112	51	353	NM	NM	37	404	NM
Income from continuing operations before taxes	1,973	2,313	2,452	2,254	2,030	(10%)	3%	4,009	4,284	7%
Income taxes	475	630	564	644	582	(10%)	23%	996	1,226	23%
Income from continuing operations	1,498	1,683	1,888	1,610	1,448	(10%)	(3%)	3,013	3,058	1%
Noncontrolling interests	27	32	17	15	16	7%	(41%)	52	31	(40%)
Net income	$1,471	$1,651	$1,871	$1,595	$1,432	(10%)	(3%)	$2,961	$3,027	2%
EOP assets (in billions)	$569	$608	$584	$589	$618	5%	9%
Average assets (in billions)	575	591	596	578	593	3%	3%	$578	$586	1%
Efficiency ratio	58%	51%	50%	53%	53%	0 bps	(500) bps	57%	53%	(400) bps
Average allocated TCE (in billions)(3)	$24.9	$24.9	$24.9	$24.7	$24.7	-	(1%)	$24.9	$24.7	(1%)
RoTCE(2)	23.8%	26.4%	29.9%	26.2%	23.3%	(290) bps	(50) bps	23.9%	24.7%	80 bps

Revenue by component
Net interest income	$2,629	$2,731	$2,840	$2,865	$2,949	3%	12%	$5,352	$5,814	9%
Non-interest revenue	797	896	1,095	775	725	(6%)	(9%)	1,587	1,500	(5%)
Treasury and Trade Solutions (TTS)	3,426	3,627	3,935	3,640	3,674	1%	7%	6,939	7,314	5%
Net interest income	596	704	606	633	681	8%	14%	1,190	1,314	10%
Non-interest revenue	653	684	624	616	707	15%	8%	1,309	1,323	1%
Securities Services	1,249	1,388	1,230	1,249	1,388	11%	11%	2,499	2,637	6%
Total Services	$4,675	$5,015	$5,165	$4,889	$5,062	4%	8%	$9,438	$9,951	5%

Revenue by geography
North America	$1,295	$1,360	$1,504	$1,445	$1,539	7%	19%	$2,538	$2,984	18%
International	3,380	3,655	3,661	3,444	3,523	2%	4%	6,900	6,967	1%
Total	$4,675	$5,015	$5,165	$4,889	$5,062	4%	8%	$9,438	$9,951	5%

Key drivers(4) (in billions of dollars, except as otherwise noted)
Average loans by component
TTS	$81	$86	$85	$86	$93	8%	15%	$81	$90	11%
Securities Services	1	1	2	1	1	-	-	1	1	-
Total	$82	$87	$87	$87	$94	8%	15%	$82	$91	11%

ACLL as a % of EOP loans(5)	0.37%	0.38%	0.30%	0.30%	0.36%	6 bps	(1) bps

Average deposits by component
TTS	$677	$690	$704	$690	$713	3%	5%	$680	$702	3%
Securities Services	127	135	135	136	144	6%	13%	126	140	11%
Total	$804	$825	$839	$826	$857	4%	7%	$806	$842	4%

AUC/AUA (in trillions of dollars)(6)	$24.2	$26.3	$25.4	$26.1	$28.2	8%	17%
Cross-border transaction value(7)	$92.7	$95.0	$101.3	$95.1	$101.3	7%	9%	$183.4	$196.4	7%
U.S. dollar clearing volume (in millions)(8)	41.6	42.7	44.1	42.7	44.3	4%	6%	81.2	87.0	7%
Commercial card spend volume	$18.0	$18.3	$17.3	$17.2	$17.9	4%	(1%)	$34.8	$35.1	1%

(1)	See footnote 1 on page 1.
(2)

Services includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments’ and component's average allocated TCE to Citigroup’s total average TCE and Citi’s total average stockholders’ equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.
(6)	2Q25 is preliminary.
(7)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(8)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$2,038	$1,405	$1,856	$2,013	$2,902	44%	42%	$3,744	$4,915	31%
Fee revenue
Brokerage and fees	346	391	329	400	399	-	15%	682	799	17%
Investment banking fees(1)	104	118	104	135	106	(21%)	2%	204	241	18%
Other(2)	62	64	50	52	51	(2%)	(18%)	124	103	(17%)
Total fee revenue	512	573	483	587	556	(5%)	9%	1,010	1,143	13%

Principal transactions	2,696	2,847	2,480	3,350	2,353	(30%)	(13%)	5,874	5,703	(3%)
All other(3)	(160)	(8)	(243)	36	68	89%	NM	(185)	104	NM
Total non-interest revenue	3,048	3,412	2,720	3,973	2,977	(25%)	(2%)	6,699	6,950	4%
Total revenues, net of interest expense	5,086	4,817	4,576	5,986	5,879	(2%)	16%	10,443	11,865	14%
Total operating expenses	3,305	3,339	3,174	3,468	3,509	1%	6%	6,689	6,977	4%
Net credit losses (recoveries) on loans	66	24	-	142	8	(94%)	(88%)	144	150	4%
Credit reserve build (release) for loans	(111)	37	167	48	53	10%	NM	9	101	NM
Provision (release) for credit losses on unfunded lending commitments	2	47	(31)	9	(8)	NM	NM	1	1	-
Provisions for credit losses for other assets and HTM debt securities	32	33	(2)	2	55	NM	72%	34	57	68%
Provision for credit losses	(11)	141	134	201	108	(46%)	NM	188	309	64%
Income (loss) from continuing operations before taxes	1,792	1,337	1,268	2,317	2,262	(2%)	26%	3,566	4,579	28%
Income taxes (benefits)	323	248	242	522	513	(2%)	59%	676	1,035	53%
Income (loss) from continuing operations	1,469	1,089	1,026	1,795	1,749	(3%)	19%	2,890	3,544	23%
Noncontrolling interests	26	17	17	13	21	62%	(19%)	41	34	(17%)
Net income (loss)	$1,443	$1,072	$1,009	$1,782	$1,728	(3%)	20%	$2,849	$3,510	23%
EOP assets (in billions)	$1,023	$1,002	$949	$1,165	$1,166	-	14%
Average assets (in billions)	1,064	1,082	1,058	1,121	1,222	9%	15%	$1,056	$1,172	11%
Efficiency ratio	65%	69%	69%	58%	60%	200 bps	(500) bps	64%	59%	(500) bps
Average allocated TCE (in billions)(4)	$54.0	$54.0	$54.0	$50.4	$50.4	-	(7%)	$54.0	$50.4	(7%)
RoTCE(4)	10.7%	7.9%	7.4%	14.3%	13.8%	(50) bps	310 bps	10.6%	14.0%	340 bps

Revenue by component
Fixed Income markets	$3,564	$3,578	$3,478	$4,477	$4,268	(5%)	20%	$7,694	$8,745	14%
Equity markets	1,522	1,239	1,098	1,509	1,611	7%	6%	2,749	3,120	13%
Total	$5,086	$4,817	$4,576	$5,986	$5,879	(2%)	16%	$10,443	$11,865	14%

Rates and currencies	$2,466	$2,465	$2,421	$3,048	$3,134	3%	27%	$5,266	$6,182	17%
Spread products / other fixed income	1,098	1,113	1,057	1,429	1,134	(21%)	3%	2,428	2,563	6%
Total Fixed Income markets revenues	$3,564	$3,578	$3,478	$4,477	$4,268	(5%)	20%	$7,694	$8,745	14%

Revenue by geography
North America	$2,031	$1,773	$1,691	$2,176	$2,130	(2%)	5%	$4,098	$4,306	5%
International	3,055	3,044	2,885	3,810	3,749	(2%)	23%	6,345	7,559	19%
Total	$5,086	$4,817	$4,576	$5,986	$5,879	(2%)	16%	$10,443	$11,865	14%

Key drivers(5) (in billions of dollars)
Average loans	$119	$119	$122	$128	$136	6%	14%	$120	$132	10%
NCLs as a % of average loans	0.22%	0.08%	0.00%	0.45%	0.02%	(43) bps	(20) bps	0.24%	0.23%	(1) bps
ACLL as a % of EOP loans(6)	0.74%	0.77%	0.88%	0.89%	0.85%	(4) bps	11 bps
Average trading account assets	$426	$462	$449	$476	$549	15%	29%	$417	$513	23%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component’s average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders’ equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$527	$527	$521	$491	$530	8%	1%	$1,109	$1,021	(8%)
Fee revenue
Investment banking fees(1)	935	999	951	1,104	1,058	(4%)	13%	1,907	2,162	13%
Other(2)	50	31	51	49	59	20%	18%	92	108	17%
Total fee revenue	985	1,030	1,002	1,153	1,117	(3%)	13%	1,999	2,270	14%
Principal transactions	(126)	(197)	(209)	(90)	(176)	(96%)	(40%)	(353)	(266)	25%
All other(3)	241	237	(73)	398	450	13%	87%	608	848	39%
Total non-interest revenue	1,100	1,070	720	1,461	1,391	(5%)	26%	2,254	2,852	27%

Total revenues, net of interest expense	1,627	1,597	1,241	1,952	1,921	(2%)	18%	3,363	3,873	15%
Total operating expenses	1,131	1,116	1,051	1,034	1,137	10%	1%	2,310	2,171	(6%)

Net credit losses on loans	40	36	7	34	16	(53%)	(60%)	106	50	(53%)
Credit reserve build (release) for loans	(51)	62	(122)	78	137	76%	NM	(140)	215	NM
Provision (release) for credit losses on unfunded lending commitments	(9)	59	(82)	107	2	(98%)	NM	(105)	109	NM
Provisions for credit losses for other assets and HTM debt securities	(12)	20	(43)	(5)	18	NM	NM	(22)	13	NM
Provision for credit losses	(32)	177	(240)	214	173	(19%)	NM	(161)	387	NM
Income (loss) from continuing operations before taxes	528	304	430	704	611	(13%)	16%	1,214	1,315	8%
Income taxes (benefits)	119	68	73	162	150	(7%)	26%	278	312	12%
Income (loss) from continuing operations	409	236	357	542	461	(15%)	13%	936	1,003	7%
Noncontrolling interests	3	(2)	1	(1)	(2)	(100%)	NM	6	(3)	NM
Net income (loss)	$406	$238	$356	$543	$463	(15%)	14%	$930	$1,006	8%
EOP assets (in billions)	$147	$151	$143	$147	$148	1%	1%
Average assets (in billions)	152	152	149	144	150	4%	(1%)	$153	$147	(4%)
Efficiency ratio	70%	70%	85%	53%	59%	600 bps	(1,100) bps	69%	56%	(1,300) bps
Average allocated TCE (in billions)(4)	$21.8	$21.8	$21.8	$20.6	$20.6	-	(6%)	$21.8	$20.6	(6%)
RoTCE(4)	7.5%	4.3%	6.5%	10.7%	9.0%	(170) bps	150 bps	8.6%	9.8%	120 bps

Revenue by component
Total Investment Banking	$853	$934	$925	$1,035	$981	(5%)	15%	$1,778	$2,016	13%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	765	742	322	903	1,002	11%	31%	1,680	1,905	13%
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,618	1,676	1,247	1,938	1,983	2%	23%	3,458	3,921	13%
Gain/(loss) on loan hedges(3)(5)	9	(79)	(6)	14	(62)	NM	NM	(95)	(48)	49%
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$1,627	$1,597	$1,241	$1,952	$1,921	(2%)	18%	$3,363	$3,873	15%

Business metrics—investment banking fees
Advisory	$268	$394	$353	$424	$408	(4%)	52%	$498	$832	67%
Equity underwriting (Equity Capital Markets (ECM))	174	129	214	127	218	72%	25%	345	345	-
Debt underwriting (Debt Capital Markets (DCM))	493	476	384	553	432	(22%)	(12%)	1,064	985	(7%)
Total	$935	$999	$951	$1,104	$1,058	(4%)	13%	$1,907	$2,162	13%

Revenue by geography
North America	$749	$837	$738	$989	$781	(21%)	4%	$1,522	$1,770	16%
International	878	760	503	963	1,140	18%	30%	1,841	2,103	14%
Total	$1,627	$1,597	$1,241	$1,952	$1,921	(2%)	18%	$3,363	$3,873	15%

Key drivers(6) (in billions of dollars)
Average loans	$89	$88	$84	$82	$84	2%	(6%)	$89	$83	(7%)
NCLs as a % of average loans	0.18%	0.16%	0.03%	0.17%	0.08%	(9) bps	(10) bps	0.24%	0.12%	(12) bps
ACLL as a % of EOP loans(7)	1.42%	1.54%	1.42%	1.54%	1.72%	18 bps	30 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citigroup that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income	$1,047	$1,233	$1,247	$1,274	$1,278	-	22%	$2,028	$2,552	26%
Fee revenue
Commissions and fees(1)	342	342	358	399	370	(7%)	8%	680	769	13%
Other(2)	232	241	245	247	245	(1%)	6%	463	492	6%
Total fee revenue	574	583	603	646	615	(5%)	7%	1,143	1,261	10%
All other(3)	186	179	144	176	273	55%	47%	323	449	39%
Total non-interest revenue	760	762	747	822	888	8%	17%	1,466	1,710	17%

Total revenues, net of interest expense(1)	1,807	1,995	1,994	2,096	2,166	3%	20%	3,494	4,262	22%

Total operating expenses(1)	1,535	1,594	1,561	1,639	1,558	(5%)	1%	3,171	3,197	1%
Net credit losses on loans	35	27	30	38	40	5%	14%	64	78	22%
Credit reserve build (release) for loans	(43)	8	(11)	61	(64)	NM	(49%)	(233)	(3)	99%
Provision (release) for credit losses on unfunded lending commitments	-	(1)	-	(1)	(2)	(100%)	NM	(8)	(3)	63%
Provisions for benefits and claims (PBC), and other assets	(1)	(1)	1	-	-	-	100%	(2)	-	100%
Provisions for credit losses and for PBC	(9)	33	20	98	(26)	NM	(189%)	(179)	72	NM
Income from continuing operations before taxes	281	368	413	359	634	77%	126%	502	993	98%
Income taxes	71	85	79	75	140	87%	97%	117	215	84%
Income from continuing operations	210	283	334	284	494	74%	135%	385	778	102%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$210	$283	$334	$284	$494	74%	135%	$385	$778	102%
EOP assets (in billions)	$228	$230	$224	$224	$228	2%	-
Average assets (in billions)	230	229	227	223	226	1%	(2%)	$233	$225	(3%)
Efficiency ratio	85%	80%	78%	78%	72%	(600) bps	(1,300) bps	91%	75%	(1,600) bps
Average allocated TCE (in billions)(4)	$13.2	$13.2	$13.2	$12.3	$12.3	-	(7%)	$13.2	$12.3	(7%)
RoTCE(4)	6.4%	8.5%	10.1%	9.4%	16.1%	670 bps	970 bps	5.9%	12.8%	690 bps

Revenue by component
Private Bank	$611	$614	$590	$664	$731	10%	20%	$1,182	$1,395	18%
Citigold	1,001	1,137	1,148	1,164	1,214	4%	21%	1,936	2,378	23%
Wealth at Work	195	244	256	268	221	(18%)	13%	376	489	30%
Total	$1,807	$1,995	$1,994	$2,096	$2,166	3%	20%	$3,494	$4,262	22%

Revenue by geography
North America	$847	$1,000	$1,008	$1,073	$1,081	1%	28%	$1,620	$2,154	33%
International	960	995	986	1,023	1,085	6%	13%	1,874	2,108	12%
Total	$1,807	$1,995	$1,994	$2,096	$2,166	3%	20%	$3,494	$4,262	22%

Key drivers(5) (in billions of dollars)

EOP client balances
Client investment assets(6)(7)	$541	$580	$587	$595	$635	7%	17%
Deposits	318	316	313	309	310	-	(3%)
Loans	150	151	148	147	151	2%	-
Total	$1,009	$1,047	$1,048	$1,051	$1,096	4%	9%

Average loans	$150	$150	$148	$147	$149	1%	(1%)	$150	$148	(1%)
ACLL as a % of EOP loans	0.35%	0.36%	0.36%	0.40%	0.36%	(4) bps	1 bps

(1)	See footnote 1 on page 1.
(2)	Primarily related to fiduciary and administrative fees.
(3)	Primarily related to principal transactions revenue including FX translation.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Includes assets under management, and trust and custody assets.
(7)	2Q25 is preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income	$5,103	$5,293	$5,481	$5,541	$5,471	(1%)	7%	$10,329	$11,012	7%
Fee revenue
Interchange fees(1)(2)	2,437	2,388	2,483	2,324	2,499	8%	3%	4,720	4,823	2%
Card rewards and partner payments	(2,847)	(2,839)	(2,960)	(2,821)	(3,008)	(7%)	(6%)	(5,427)	(5,829)	(7%)
Other(2)	114	110	139	143	147	3%	29%	219	290	32%
Total fee revenue	(296)	(341)	(338)	(354)	(362)	(2%)	(22%)	(488)	(716)	(47%)
All other(3)	25	12	7	41	10	(76%)	(60%)	100	51	(49%)
Total non-interest revenue	(271)	(329)	(331)	(313)	(352)	(12%)	(30%)	(388)	(665)	(71%)

Total revenues, net of interest expense	4,832	4,964	5,150	5,228	5,119	(2%)	6%	9,941	10,347	4%

Total operating expenses(1)	2,355	2,376	2,465	2,442	2,381	(2%)	1%	4,805	4,823	-

Net credit losses on loans	1,931	1,864	1,920	1,983	1,889	(5%)	(2%)	3,795	3,872	2%
Credit reserve build (release) for loans	382	41	246	(171)	(6)	96%	NM	719	(177)	NM
Provision (release) for credit losses on unfunded lending commit.	-	-	-	-	1	NM	NM	-	1	NM
Provisions for benefits and claims (PBC), and other assets	2	4	4	(1)	1	NM	(50%)	5	-	(100%)
Provisions for credit losses and for PBC	2,315	1,909	2,170	1,811	1,885	4%	(19%)	4,519	3,696	(18%)
Income from continuing operations before taxes	162	679	515	975	853	(13%)	427%	617	1,828	196%
Income taxes	41	157	123	230	204	(11%)	398%	149	434	191%
Income from continuing operations	121	522	392	745	649	(13%)	436%	468	1,394	198%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$121	$522	$392	$745	$649	(13%)	436%	$468	$1,394	198%
EOP assets (in billions)	$242	$245	$252	$244	$251	3%	4%
Average assets (in billions)	239	244	249	247	247	-	3%	$236	$247	5%
Efficiency ratio	49%	48%	48%	47%	47%	0 bps	(200) bps	48%	47%	(100) bps
Average allocated TCE (in billions)(4)	$25.2	$25.2	$25.2	$23.4	$23.4	-	(7%)	$25.2	$23.4	(7%)
RoTCE(4)	1.9%	8.2%	6.2%	12.9%	11.1%	(180) bps	920 bps	3.7%	12.0%	830 bps

Revenue by component
Branded Cards(1)(5)	$2,536	$2,741	$2,806	$2,892	$2,822	(2%)	11%	$5,188	$5,714	10%
Retail Services(1)(5)	1,735	1,704	1,741	1,675	1,649	(2%)	(5%)	3,625	3,324	(8%)
Retail Banking(1)(5)	561	519	603	661	648	(2%)	16%	1,128	1,309	16%
Total	$4,832	$4,964	$5,150	$5,228	$5,119	(2%)	6%	$9,941	$10,347	4%

Average loans and deposits(6) (in billions)
Average loans	$206	$210	$216	$216	$217	-	5%	$205	$217	6%
ACLL as a % of EOP loans(7)	6.60%	6.52%	6.38%	6.51%	6.34%	(17) bps	(26) bps
Average deposits	93	85	86	89	90	1%	(3%)	97	90	(7%)

(1)	See footnote 1 on page 1.
(2)	Primarily related to retail banking and credit card-related fees.
(3)	Primarily related to revenue incentives from card networks and partners.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Effective January 1, 2025, USPB changed its reporting for certain installment lending products that were transferred from Retail Banking to Branded Cards and Retail Services to reflect where these products are managed. Prior periods were conformed to reflect this change.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						2Q25 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
U.S. Personal Banking Key Drivers)(1)(2) (in billions of dollars, except as otherwise noted)	2024	2024	2024	2025	2025	1Q25	2Q24

New credit cards account acquisitions (in thousands)
Branded Cards	1,144	1,224	1,129	1,300	1,194	(8%)	4%
Retail Services	2,034	1,799	2,391	1,540	2,061	34%	1%
Credit card spend volume
Branded Cards	$130.9	$128.9	$135.4	$125.1	$135.8	9%	4%
Retail Services	23.7	21.7	25.2	19.0	22.9	21%	(3%)
Average loans(3)
Branded Cards	$112.8	$114.8	$116.9	$116.7	$118.0	1%	5%
Credit cards	109.3	111.1	113.1	112.9	114.3	1%	5%
Personal installment loans (PIL)	3.5	3.7	3.8	3.8	3.7	(3%)	6%
Retail Services	51.0	51.2	51.9	51.3	50.2	(2%)	(2%)
Retail Banking	42.5	44.3	46.8	47.9	48.7	2%	15%
EOP loans(3)
Branded Cards	$115.3	$115.9	$121.1	$116.3	$120.2	3%	4%
Credit cards	111.8	112.1	117.3	112.6	116.6	4%	4%
PIL	3.5	3.8	3.8	3.7	3.6	(3%)	3%
Retail Services	51.7	51.6	53.8	50.2	50.7	1%	(2%)
Retail Banking	42.7	45.6	46.8	48.2	49.3	2%	15%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.04%	9.50%	9.55%	10.05%	9.59%	(46) bps	55 bps
Retail Services	13.68%	13.24%	13.35%	13.24%	13.18%	(6) bps	(50) bps
NII as a % of average loans(4)
Branded Cards	8.92%	9.18%	9.36%	9.79%	9.53%	(26) bps	61 bps
Retail Services	16.92%	17.12%	17.06%	17.13%	16.89%	(24) bps	(3) bps
NCLs as a % of average loans
Branded Cards	3.88%	3.63%	3.63%	3.97%	3.80%	(17) bps	(8) bps
Credit cards	3.82%	3.56%	3.55%	3.89%	3.73%	(16) bps	(9) bps
PIL	5.86%	5.70%	6.18%	6.19%	6.18%	(1) bps	32 bps
Retail Services	6.45%	6.14%	6.21%	6.43%	5.89%	(54) bps	(56) bps
Retail Banking	0.24%	0.24%	0.36%	0.25%	0.27%	2 bps	3 bps
Loans 90+ days past due as a % of EOP loans
Branded Cards	1.07%	1.09%	1.16%	1.18%	1.09%	(9) bps	2 bps
Credit cards	1.09%	1.11%	1.18%	1.20%	1.11%	(9) bps	2 bps
PIL	0.46%	0.50%	0.55%	0.49%	0.58%	9 bps	12 bps
Retail Services	2.36%	2.45%	2.46%	2.38%	2.15%	(23) bps	(21) bps
Retail Banking(5)	0.35%	0.33%	0.31%	0.33%	0.40%	7 bps	5 bps
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.95%	1.06%	1.04%	1.03%	0.97%	(6) bps	2 bps
Credit cards	0.94%	1.05%	1.03%	1.02%	0.96%	(6) bps	2 bps
PIL	1.23%	1.32%	1.34%	1.38%	1.39%	1 bps	16 bps
Retail Services	2.06%	2.29%	2.09%	2.12%	1.96%	(16) bps	(10) bps
Retail Banking(5)	0.50%	0.42%	0.48%	0.56%	0.45%	(11) bps	(5) bps
Branches (actual)	641	641	642	644	650	1%	1%
Mortgage originations	$4.3	$4.6	$4.2	$2.8	$4.7	68%	9%

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	See footnote 5 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Net interest income includes certain fees that are recorded as interest revenue.
(5)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income	$1,553	$1,469	$1,182	$1,195	$1,364	14%	(12%)	$3,248	$2,559	(21%)
Non-interest revenue(4)(5)	419	351	153	250	334	34%	(20%)	1,100	584	(47%)
Total revenues, net of interest expense	1,972	1,820	1,335	1,445	1,698	18%	(14%)	4,348	3,143	(28%)
Total operating expenses(4)(5)(6)(7)(8)(9)	2,106	2,077	2,162	2,224	2,276	2%	8%	4,791	4,500	(6%)
Net credit losses on loans	214	208	257	256	256	-	20%	463	512	11%
Credit reserve build (release) for loans	(1)	55	112	73	70	(4%)	NM	(94)	143	NM
Provision (release) for credit losses on unfunded lending commitments	(3)	(7)	(1)	(1)	(6)	(500%)	(100%)	(8)	(7)	13%
Provisions for benefits and claims, other assets and HTM debt securities	33	33	29	31	54	74%	64%	68	85	25%
Provisions for credit losses and for benefits and claims (PBC)	243	289	397	359	374	4%	54%	429	733	71%
Income (loss) from continuing operations before taxes	(377)	(546)	(1,224)	(1,138)	(952)	16%	(153%)	(872)	(2,090)	(140%)
Income taxes (benefits)	35	(52)	(153)	(285)	(364)	(28%)	NM	23	(649)	NM
Income (loss) from continuing operations	(412)	(494)	(1,071)	(853)	(588)	31%	(43%)	(895)	(1,441)	(61%)
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	-	100%	-	(1)	(1)	-
Noncontrolling interests	(10)	(12)	(1)	16	(21)	NM	(110%)	(17)	(5)	71%
Net income (loss)	$(402)	$(483)	$(1,070)	$(870)	$(567)	35%	(41%)	$(879)	$(1,437)	(63%)
EOP assets (in billions)	$197	$195	$201	$203	$212	4%	8%
Average assets (in billions)	197	194	196	204	210	3%	7%	$197	$206	5%
Efficiency ratio	107%	114%	162%	154%	134%	(2,000) bps	2,700 bps	110%	143%	3,300 bps
Average allocated TCE (in billions)(10)	$27.0	$29.2	$29.5	$37.9	$40.7	7%	51%	$26.3	$39.3	49%

Revenue by reporting unit and component
Banamex	$1,633	$1,523	$1,422	$1,467	$1,536	5%	(6%)	$3,196	$3,003	(6%)
Asia Consumer(11)	219	191	150	135	155	15%	(29%)	471	290	(38%)
Legacy Holdings Assets (LHA)	(133)	20	(9)	19	-	(100%)	100%	(129)	19	NM
Corporate/Other	253	86	(228)	(176)	7	NM	(97%)	810	(169)	NM
Total	$1,972	$1,820	$1,335	$1,445	$1,698	18%	(14%)	$4,348	$3,143	(28%)

Banamex—key indicators (in billions of dollars)
EOP loans	$24.5	$23.5	$23.1	$24.1	$26.8	11%	9%
EOP deposits	37.6	34.6	34.1	35.3	38.4	9%	2%
Average loans	25.3	23.9	23.4	23.7	25.5	8%	1%
NCLs as a % of average loans (Banamex Consumer only)	4.30%	4.36%	4.81%	5.51%	5.28%	(23) bps	98 bps
Loans 90+ days past due as a % of EOP loans (Banamex Consumer only)	1.32%	1.37%	1.43%	1.41%	1.58%	17 bps	26 bps
Loans 30-89 days past due as a % of EOP loans (Banamex Consumer only)	1.33%	1.47%	1.41%	1.46%	1.52%	6 bps	19 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$5.6	$5.5	$4.7	$4.5	$3.0	(33%)	(46%)
EOP deposits	8.3	8.4	7.5	7.4	1.5	(80%)	(82%)
Average loans	6.1	5.6	5.1	4.7	4.0	(15%)	(34%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.4	$2.5	$2.2	$2.2	$2.1	(5%)	(13%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Banamex within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)
Net interest income	$1,196	$1,253	$1,160	$1,167	$1,271	9%	6%	$2,474	$2,438	(1%)
Non-interest revenue(4)(5)	523	481	403	454	420	(7%)	(20%)	1,064	874	(18%)
Total revenues, net of interest expense	1,719	1,734	1,563	1,621	1,691	4%	(2%)	3,538	3,312	(6%)
Total operating expenses(4)(5)(6)(7)(8)(9)	1,550	1,475	1,381	1,334	1,287	(4%)	(17%)	3,155	2,621	(17%)
Net credit losses on loans	214	208	257	256	256	—	20%	463	512	11%
Credit reserve build (release) for loans	(1)	55	112	73	70	(4%)	NM	(94)	143	NM
Provision (release) for credit losses on unfunded lending commitments	(3)	(7)	(1)	(1)	(6)	(500%)	(100%)	(8)	(7)	13%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	28	35	25	30	51	70%	82%	65	81	25%
Provisions for credit losses and for PBC	238	291	393	358	371	4%	56%	426	729	71%
Income (loss) from continuing operations before taxes	(69)	(32)	(211)	(71)	33	NM	NM	(43)	(38)	12%
Income taxes (benefits)	(11)	(1)	(53)	(25)	(5)	80%	55%	12	(30)	NM
Income (loss) from continuing operations	(58)	(31)	(158)	(46)	38	NM	NM	(55)	(8)	85%
Noncontrolling interests	-	-	3	14	(22)	NM	NM	2	(8)	NM
Net income (loss)	$(58)	$(31)	$(161)	$(60)	$60	NM	NM	$(57)	$-	100%
EOP assets (in billions)	$72	$69	$74	$77	$83	8%	15%
Average assets (in billions)	77	70	72	77	81	5%	5%	$78	$79	1%
Efficiency ratio	90%	85%	88%	82%	76%	(600) bps	(1,400) bps	89%	79%	(1,000) bps
Allocated TCE (in billions)(10)	$6.2	$6.2	$6.2	$5.1	$5.1	-	(18%)	$6.2	$5.1	(18%)

Revenue by reporting unit and component
Banamex(3)	$1,633	$1,523	$1,422	$1,467	$1,536	5%	(6%)	$3,196	$3,003	(6%)
Asia Consumer(11)	219	191	150	135	155	15%	(29%)	471	290	(38%)
Legacy Holdings Assets (LHA)	(133)	20	(9)	19	-	(100%)	100%	(129)	19	NM
Total	$1,719	$1,734	$1,563	$1,621	$1,691	4%	(2%)	$3,538	$3,312	(6%)

Banamex(3)—key indicators (in billions of dollars)
EOP loans	$24.5	$23.5	$23.1	$24.1	$26.8	11%	9%
EOP deposits	37.6	34.6	34.1	35.3	38.4	9%	2%
Average loans	25.3	23.9	23.4	23.7	25.5	8%	1%
NCLs as a % of average loans (Banamex Consumer only)	4.30%	4.36%	4.81%	5.51%	5.28%	(23) bps	98 bps
Loans 90+ days past due as a % of EOP loans (Banamex Consumer only)	1.32%	1.37%	1.43%	1.41%	1.58%	17 bps	26 bps
Loans 30-89 days past due as a % of EOP loans (Banamex Consumer only)	1.33%	1.47%	1.41%	1.46%	1.52%	6 bps	19 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$5.6	$5.5	$4.7	$4.5	$3.0	(33%)	(46%)
EOP deposits	8.3	8.4	7.5	7.4	1.5	(80%)	(82%)
Average loans	6.1	5.6	5.1	4.7	4.0	(15%)	(34%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.4	$2.5	$2.2	$2.2	$2.1	(5%)	(13%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Banamex within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Banamex (consists of Mexico consumer banking (Banamex Consumer) and Small Business and Middle-Market Banking (Banamex SBMM), collectively (Banamex)); and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income	$357	$216	$22	$28	$93	232%	(74%)	$774	$121	(84%)
Non-interest revenue	(104)	(130)	(250)	(204)	(86)	58%	17%	36	(290)	NM
Total revenues, net of interest expense	253	86	(228)	(176)	7	NM	(97%)	810	(169)	NM
Total operating expenses	556	602	781	890	989	11%	78%	1,636	1,879	15%
Provisions for other assets and HTM debt securities	5	(2)	4	1	3	200%	(40%)	3	4	33%
Income (loss) from continuing operations before taxes	(308)	(514)	(1,013)	(1,067)	(985)	8%	(220%)	(829)	(2,052)	(148%)
Income taxes (benefits)	46	(51)	(100)	(260)	(359)	(38%)	NM	11	(619)	NM
Income (loss) from continuing operations	(354)	(463)	(913)	(807)	(626)	22%	(77%)	(840)	(1,433)	(71%)
Income (loss) from discontinued operations, net of taxes	-	(1)	-	(1)	-	100%	-	(1)	(1)	-
Noncontrolling interests	(10)	(12)	(4)	2	1	(50%)	NM	(19)	3	NM
Net income (loss)	$(344)	$(452)	$(909)	$(810)	$(627)	23%	(82%)	$(822)	$(1,437)	(75%)

EOP assets (in billions)	$125	$126	$127	$126	$129	2%	3%
Average allocated TCE (in billions)(2)	20.8	23.0	23.3	32.8	35.6	9%	71%	$20.1	$34.2	70%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)	33	1	4	-	(177)	NM	NM	21	(177)	NM
Total revenues, net of interest expense	33	1	4	-	(177)	NM	NM	21	(177)	NM
Total operating expenses(2)(3)(4)(5)(6)	85	67	56	34	37	9%	(56%)	195	71	(64%)
Net credit losses on loans	(3)	(1)	-	-	5	NM	NM	8	5	(38%)
Credit reserve build (release) for loans	-	-	-	(11)	-	100%	-	-	(11)	NM
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(3)	(1)	-	(11)	5	NM	NM	8	(6)	NM
Income (loss) from continuing operations before taxes	(49)	(65)	(52)	(23)	(219)	NM	(347%)	(182)	(242)	(33%)
Income taxes (benefits)	(17)	(20)	(16)	(8)	(39)	(388%)	(129%)	(56)	(47)	16%
Income (loss) from continuing operations	(32)	(45)	(36)	(15)	(180)	NM	(463%)	(126)	(195)	(55%)
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(32)	$(45)	$(36)	$(15)	$(180)	NM	(463%)	$(126)	$(195)	(55%)

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

2Q25 includes (i) an approximately $186 million loss recorded in revenue (approximately $157 million after tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after tax) primarily related to separation costs in Mexico.

(3)

2Q24 includes approximately $85 million in operating expenses (approximately $58 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

(4)

3Q24 includes approximately $67 million in operating expenses (approximately $46 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

(5)

4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2024.

(6)

1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	2Q24	1Q25	2Q25(5)	2Q24	1Q25	2Q25(5)	2Q24	1Q25	2Q25(5)
Assets
Deposits with banks	$250,665	$280,566	$298,158	$2,710	$3,001	$3,043	4.35%	4.34%	4.09%
Securities borrowed and purchased under resale agreements(6)	356,969	362,140	375,205	7,211	6,291	6,621	8.12%	7.05%	7.08%
Trading account assets(7)	388,641	437,378	506,877	4,503	4,370	5,821	4.66%	4.05%	4.61%
Investments	510,542	459,354	449,852	4,827	4,175	4,215	3.80%	3.69%	3.76%
Consumer loans	383,211	386,690	390,349	9,780	9,758	9,771	10.26%	10.23%	10.04%
Corporate loans	296,410	304,047	321,827	5,718	4,985	5,212	7.76%	6.65%	6.50%
Total loans (net of unearned income)(8)	679,621	690,737	712,176	15,498	14,743	14,983	9.17%	8.66%	8.44%
Other interest-earning assets	70,486	75,982	83,064	1,260	1,112	1,204	7.19%	5.94%	5.81%
Total average interest-earning assets	$2,256,924	$2,306,157	$2,425,332	$36,009	$33,692	$35,887	6.42%	5.92%	5.93%

Liabilities
Deposits	$1,108,733	$1,103,768	$1,138,996	$10,235	$8,438	$8,685	3.71%	3.10%	3.06%
Securities loaned and sold under repurchase agreements(6)	336,367	372,193	421,198	6,962	6,256	6,938	8.32%	6.82%	6.61%
Trading account liabilities(7)	103,548	91,169	104,148	794	757	748	3.08%	3.37%	2.88%
Short-term borrowings and other interest-bearing liabilities	107,277	130,654	140,571	1,908	1,726	1,800	7.15%	5.36%	5.14%
Long-term debt(9)	169,529	175,021	182,803	2,595	2,477	2,513	6.16%	5.74%	5.51%
Total average interest-bearing liabilities	$1,825,454	$1,872,805	$1,987,716	$22,494	$19,654	$20,684	4.96%	4.26%	4.17%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,515	$14,038	$15,203	2.41%	2.47%	2.51%

2Q25 increase (decrease) from:							10 bps	4 bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $22 million for 2Q24, $26 million for 1Q25 and $28 million for 2Q25.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	2Q25 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						2Q25 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2024	2024	2024	2025	2025	1Q25	2Q24

Corporate loans by region
North America	$129.6	$127.5	$130.8	$138.7	$146.5	6%	13%
International	172.0	172.3	170.6	177.0	183.1	3%	6%
Total corporate loans	$301.6	$299.8	$301.4	$315.7	$329.6	4%	9%

Corporate loans by segment and reporting unit
Services	$88.9	$88.7	$87.9	$98.0	$96.4	(2%)	8%
Markets	119.5	120.0	125.3	129.8	144.3	11%	21%
Banking	86.7	84.7	82.1	81.4	81.9	1%	(6%)
All Other - Legacy Franchises - Banamex SBMM & AFG(3)	6.5	6.4	6.1	6.5	7.0	8%	8%
Total corporate loans	$301.6	$299.8	$301.4	$315.7	$329.6	4%	9%

Wealth by region
North America	$100.9	$99.8	$98.0	$96.7	$98.0	1%	(3%)
International	49.5	51.2	49.5	50.6	52.7	4%	6%
Total	$150.4	$151.0	$147.5	$147.3	$150.7	2%	-

USPB(4)
Branded Cards	$115.3	$115.9	$121.1	$116.3	$120.2	3%	4%
Credit cards	111.8	112.1	117.3	112.6	116.6	4%	4%
Personal installment loans (PIL)	3.5	3.8	3.8	3.7	3.6	(3%)	3%
Retail Services	51.7	51.6	53.8	50.2	50.7	1%	(2%)
Retail Banking	42.7	45.6	46.8	48.2	49.3	2%	15%
Total	$209.7	$213.1	$221.7	$214.7	$220.2	3%	5%

All Other—Consumer
Banamex Consumer	$18.2	$17.4	$17.2	$17.9	$20.0	12%	10%
Asia Consumer(5)	5.6	5.5	4.7	4.5	3.0	(33%)	(46%)
Legacy Holdings Assets (LHA)	2.2	2.2	2.0	1.9	1.9	-	(14%)
Total	$26.0	$25.1	$23.9	$24.3	$24.9	2%	(4%)

Total consumer loans	$386.1	$389.2	$393.1	$386.3	$395.8	2%	2%

Total loans—EOP	$687.7	$688.9	$694.5	$702.1	$725.3	3%	5%

Total loans—average	$679.6	$686.5	$688.0	$690.7	$712.2	3%	5%

NCLs as a % of total average loans	1.35%	1.26%	1.30%	1.44%	1.26%	(18) bps	(9) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Banamex SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Banamex SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Banamex SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	See footnote 5 on page 9.
(5)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						2Q25 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2024	2024	2024	2025	2025	1Q25	2Q24

Services, Markets, and Banking by region
North America	$376.1	$394.7	$397.8	$406.2	$414.4	2%	10%
International	431.0	444.9	422.5	444.4	477.2	7%	11%
Total	$807.1	$839.6	$820.3	$850.6	$891.6	5%	10%

Treasury and Trade Solutions	$655.1	$683.7	$680.7	$692.1	$726.4	5%	11%
Securities Services	127.8	142.0	126.3	140.9	148.1	5%	16%
Services	$782.9	$825.7	$807.0	$833.0	$874.5	5%	12%
Markets(1)	23.7	13.4	12.7	17.1	16.7	(2%)	(30%)
Banking	0.5	0.5	0.6	0.5	0.4	(20%)	(20%)
Total	$807.1	$839.6	$820.3	$850.6	$891.6	5%	10%

Wealth
North America	$194.2	$191.7	$189.5	$186.3	$186.8	-	(4%)
International	123.8	124.6	123.3	122.4	123.1	1%	(1%)
Total	$318.0	$316.3	$312.8	$308.7	$309.9	-	(3%)

USPB	$86.1	$85.1	$89.4	$92.4	$90.5	(2%)	5%

All Other
Legacy Franchises
Banamex Consumer	$28.6	$26.1	$26.0	$25.6	$28.5	11%	-
Banamex SBMM—corporate	9.0	8.5	8.1	9.7	9.9	2%	10%
Asia Consumer(2)	8.3	8.4	7.5	7.4	1.5	(80%)	(82%)
Legacy Holdings Assets (LHA)(3)	1.9	0.4	0.2	0.1	0.1	-	(95%)
Corporate/Other(1)	19.1	25.6	20.2	21.9	25.7	17%	35%
Total	$66.9	$69.0	$62.0	$64.7	$65.7	2%	(2%)

Total deposits—EOP	$1,278.1	$1,310.0	$1,284.5	$1,316.4	$1,357.7	3%	6%

Total deposits—average	$1,309.9	$1,311.1	$1,320.4	$1,305.0	$1,342.8	3%	3%

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

														ACLL/EOP
	Balance	Builds (Releases)					FY 2024	Balance	Builds (Releases)			2Q25	Balance	Loans
	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other	12/31/24	1Q25	2Q25	YTD 2025	FX/Other	6/30/25	6/30/25

Allowance for credit losses on loans (ACLL)
Services	$397	$34	$(100)	$7	$(71)	$(130)	$(3)	$264	$24	$53	$77	$6	$347
Markets	820	120	(111)	37	167	213	(3)	1,030	48	53	101	12	1,143
Banking	1,376	(89)	(51)	62	(122)	(200)	(9)	1,167	78	137	215	28	1,410
Legacy Franchises corporate (Banamex SBMM & AFG(1))	121	(8)	(12)	(3)	10	(13)	(13)	95	4	16	20	8	123
Total corporate ACLL	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)	$2,556	$154	$259	$413	$54	$3,023	0.94%
U.S. Cards(2)	$12,626	$326	$357	$10	$221	$914	$20	$13,560	$(169)	$(12)	$(181)	$3	$13,382	8.00%
Installment loans(3)	319	13	30	30	32	105	1	425	(5)	7	2	(2)	425
Retail Banking(3)	157	(2)	(5)	1	(7)	(13)	-	144	3	(1)	2	1	147
Total USPB	$13,102	$337	$382	$41	$246	$1,006	$21	$14,129	$(171)	$(6)	$(177)	$2	$13,954
Wealth	767	(190)	(43)	8	(11)	(236)	(2)	529	61	(64)	(3)	9	535
All Other—consumer	1,562	(85)	11	58	102	86	(288)	1,360	58	54	112	139	1,611
Total consumer ACLL	$15,431	$62	$350	$107	$337	$856	$(269)	$16,018	$(52)	$(16)	$(68)	$150	$16,100	4.07%
Total ACLL	$18,145	$119	$76	$210	$321	$726	$(297)	$18,574	$102	$243	$345	$204	$19,123	2.67%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)	$1,601	$108	$(19)	$89	$31	$1,721
Total ACLL and ACLUC (EOP)	19,873	21	68	315	203	607	(305)	20,175	210	224	434	235	20,844
Other(5)	1,883	14	107	160	131	412	(293)	2,002	34	388	422	411	2,835
Total allowance for credit losses (ACL)	$21,756	$35	$175	$475	$334	$1,019	$(598)	$22,177	$244	$612	$856	$646	$23,679

(1)	See footnote 3 on page 16.
(2)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(3)	See footnote 5 on page 9.
(4)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						2Q25 Increase/		Six	Six	YTD 2025 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2024	2025	2025	1Q25	2Q24	2024	2025	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,296	$18,216	$18,356	$18,574	$18,726	1%	2%	$18,145	$18,574	2%
Gross credit (losses) on loans	(2,715)	(2,609)	(2,680)	(2,926)	(2,723)	7%	-	(5,405)	(5,649)	(5%)
Gross recoveries on loans	432	437	438	467	489	5%	13%	819	956	17%
Net credit (losses) / recoveries on loans (NCLs)	(2,283)	(2,172)	(2,242)	(2,459)	(2,234)	(9%)	(2%)	(4,586)	(4,693)	2%
Replenishment of NCLs	2,283	2,172	2,242	2,459	2,234	(9%)	(2%)	4,586	4,693	2%
Net reserve builds / (releases) for loans	76	210	321	102	243	138%	220%	195	345	77%
Provision for credit losses on loans (PCLL)	2,359	2,382	2,563	2,561	2,477	(3%)	5%	4,781	5,038	5%
Other, net(1)(2)(3)(4)(5)(6)	(156)	(70)	(103)	50	154	208%	NM	(124)	204	NM
ACLL at end of period (a)	$18,216	$18,356	$18,574	$18,726	$19,123	2%	5%	$18,216	$19,123	5%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$1,619	$1,725	$1,601	$1,720	$1,721	-	6%	$1,619	$1,721	6%

Provision (release) for credit losses on unfunded lending commitments	$(8)	$105	$(118)	$108	$(19)	NM	(138%)	$(106)	$89	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,835	$20,081	$20,175	$20,446	$20,844	2%	5%	$19,835	$20,844	5%

Total ACLL as a percentage of total loans(8)	2.68%	2.70%	2.71%	2.70%	2.67%	(3) bps	(1) bps

Consumer
ACLL at beginning of period	$15,524	$15,732	$15,765	$16,018	$16,001	-	3%	$15,431	$16,018	4%
Adjustments to opening balance

NCLs	(2,175)	(2,098)	(2,191)	(2,277)	(2,185)	(4%)	-	(4,314)	(4,462)	3%
Replenishment of NCLs	2,175	2,098	2,191	2,277	2,185	(4%)	-	4,314	4,462	3%
Net reserve builds / (releases) for loans	350	107	337	(52)	(16)	69%	NM	412	(68)	NM
Provision for credit losses on loans (PCLL)	2,525	2,205	2,528	2,225	2,169	(3%)	(14%)	4,726	4,394	(7%)
Other, net(1)(2)(3)(4)(5)(6)	(142)	(74)	(84)	35	115	229%	NM	(111)	150	NM
ACLL at end of period (b)	$15,732	$15,765	$16,018	$16,001	$16,100	1%	2%	$15,732	$16,100	2%

Consumer ACLUC(7) (b)	$42	$39	$34	$31	$24	(23%)	(43%)	$42	$24	(43%)

Provision (release) for credit losses on unfunded lending commitments	$(4)	$(4)	$(2)	$(3)	$(1)	67%	75%	$(19)	$(4)	79%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$15,774	$15,804	$16,052	$16,032	$16,124	1%	2%	$15,774	$16,124	2%

Consumer ACLL as a percentage of total consumer loans	4.08%	4.05%	4.08%	4.14%	4.07%	(7) bps	(1) bps

Corporate
ACLL at beginning of period	$2,772	$2,484	$2,591	$2,556	$2,725	7%	(2%)	$2,714	$2,556	(6%)

NCLs	(108)	(74)	(51)	(182)	(49)	73%	55%	(272)	(231)	15%
Replenishment of NCLs	108	74	51	182	49	(73%)	(55%)	272	231	(15%)
Net reserve builds / (releases) for loans	(274)	103	(16)	154	259	68%	NM	(217)	413	NM
Provision for credit losses on loans (PCLL)	(166)	177	35	336	308	(8%)	NM	55	644	NM
Other, net(1)	(14)	4	(19)	15	39	160%	NM	(13)	54	NM
ACLL at end of period (c)	$2,484	$2,591	$2,556	$2,725	$3,023	11%	22%	$2,484	$3,023	22%

Corporate ACLUC(7) (c)	$1,577	$1,686	$1,567	$1,689	$1,697	-	8%	$1,577	$1,697	8%

Provision (release) for credit losses on unfunded lending commitments	$(4)	$109	$(116)	$111	$(18)	NM	(350%)	$(87)	$93	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,061	$4,277	$4,123	$4,414	$4,720	7%	16%	$4,061	$4,720	16%

Corporate ACLL as a percentage of total corporate loans(9)	0.85%	0.89%	0.87%	0.89%	0.94%	5 bps	9 bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(2)	2Q24 primarily relates to FX translation.
(3)	3Q24 primarily relates to FX translation.
(4)	4Q24 primarily relates to FX translation.
(5)	1Q25 primarily relates to FX translation.
(6)	2Q25 includes an approximate $25 million reclass related to Citi's agreement to sell its Poland consumer banking business.

That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.

(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)

Excludes loans that are carried at fair value of $8.5 billion, $8.1 billion, $8.0 billion, $8.2 billion, and $9.3 billion at June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, and June 30, 2025, respectively.

(9)

Excludes loans that are carried at fair value of $8.2 billion, $7.8 billion, $7.8 billion, $7.9 billion, and $9.2 billion at June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, and June 30, 2025, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q25 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2024	2024	2024	2025	2025	1Q25	2Q24

Corporate non-accrual loans by region(1)
North America	$456	$459	$757	$822	$953	16%	109%
International	542	485	620	554	769	39%	42%
Total	$998	$944	$1,377	$1,376	$1,722	25%	73%

Corporate non-accrual loans by segment and component(1)
Banking	$462	$348	$498	$510	$502	(2%)	9%
Services	30	96	65	110	134	22%	347%
Markets	362	390	715	631	932	48%	157%
Banamex SBMM & AFG	144	110	99	125	154	23%	7%
Total	$998	$944	$1,377	$1,376	$1,722	25%	73%

Consumer non-accrual loans(1)
Wealth	$303	$284	$404	$415	$637	53%	110%
USPB	285	292	290	305	329	8%	15%
Banamex Consumer	425	415	411	416	485	17%	14%
Asia Consumer(2)	22	21	19	20	16	(20%)	(27%)
Legacy Holdings Assets—Consumer	217	210	186	172	165	(4%)	(24%)
Total	$1,252	$1,222	$1,310	$1,328	$1,632	23%	30%

Total non-accrual loans (NAL)	$2,250	$2,166	$2,687	$2,704	$3,354	24%	49%

Other real estate owned (OREO)(3)	$27	$25	$18	$21	$26	24%	(4%)

NAL as a percentage of total loans	0.33%	0.31%	0.39%	0.39%	0.46%	7 bps	13 bps

ACLL as a percentage of NAL	810%	847%	691%	693%	570%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

						Six	Six
	June 30,	September 30,	December 31,	March 31,	June 30,	Months	Months
CET1 Capital and Ratio and Components(1)	2024	2024	2024	2025	2025(2)	2024	2025

Citigroup common stockholders’ equity(3)	$190,283	$192,796	$190,815	$194,125	$196,931
Add: qualifying noncontrolling interests	153	168	186	192	190
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	757	757	757	-	-
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(629)	(773)	(220)	(213)	(141)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(760)	(906)	(910)	(32)	(408)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,315	18,397	17,994	18,122	18,524
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,138	3,061	3,357	3,291	3,236
Defined benefit pension plan net assets and other	1,425	1,447	1,504	1,532	1,610
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,695	11,318	11,628	11,517	11,163
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	3,652	3,071	3,042	4,261	4,205
CET1 Capital	$154,357	$158,106	$155,363	$155,839	$158,932
Risk-Weighted Assets (RWA)(4)	$1,135,750	$1,153,150	$1,139,988	$1,162,306	$1,180,963
CET1 Capital ratio (CET1/RWA)	13.59%	13.71%	13.63%	13.41%	13.5%

Supplementary Leverage Ratio and Components
CET1(4)	$154,357	$158,106	$155,363	$155,839	$158,932
Additional Tier 1 Capital (AT1)(7)	19,426	17,682	19,164	19,675	17,674
Total Tier 1 Capital (T1C) (CET1 + AT1)	$173,783	$175,788	$174,527	$175,514	$176,606
Total Leverage Exposure (TLE)(4)	$2,949,534	$3,005,709	$2,985,418	$3,033,450	$3,193,388
Supplementary Leverage ratio (T1C/TLE)(4)	5.89%	5.85%	5.85%	5.79%	5.5%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders’ equity	$190,210	$192,733	$190,748	$194,058	$196,872
Less:
Goodwill	19,704	19,691	19,300	19,422	19,878
Intangible assets (other than MSRs)	3,517	3,438	3,734	3,679	3,639
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	16	16	16	16
Tangible common equity (TCE)(9)	$166,989	$169,588	$167,698	$170,941	$173,339
Common shares outstanding (CSO)	1,907.8	1,891.3	1,877.1	1,867.7	1,840.9
Book value per share (common equity/CSO)	$99.70	$101.91	$101.62	$103.90	$106.94
Tangible book value per share (TCE/CSO)(9)	$87.53	$89.67	$89.34	$91.52	$94.16

Average TCE (in billions of dollars)(9)
Services	$24.9	$24.9	$24.9	$24.7	$24.7	$24.9	$24.7
Markets	54.0	54.0	54.0	50.4	50.4	54.0	50.4
Banking	21.8	21.8	21.8	20.6	20.6	21.8	20.6
Wealth	13.2	13.2	13.2	12.3	12.3	13.2	12.3
USPB	25.2	25.2	25.2	23.4	23.4	25.2	23.4
All Other	27.0	29.2	29.5	37.9	40.7	26.3	39.3
Total Citi average TCE	$166.1	$168.3	$168.6	$169.3	$172.1	$165.4	$170.7
Plus:
Average goodwill	$19.5	$19.6	$19.4	$18.8	$19.8	$19.5	$18.7
Average intangible assets (other than MSRs)	3.6	3.5	3.6	3.7	3.7	3.7	4.3
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-	-	-
Total Citi average common stockholders’ equity (in billions of dollars)	$189.2	$191.4	$191.6	$191.8	$195.6	$188.6	$193.7

(1)	See footnote 3 on page 1.
(2)	June 30, 2025 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 4 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.